                          HEADS OF AGREEMENT
                           18TH MARCH 1999


This agreement is between Global Cyber Sports.com Inc, 1489 W.Palmetto Park Road, Suite 497, Boca Raton, Florida 33486, USA

and

TSS&P Ltd, Twickenham Trading Estate,  Rugby Road, Twickenham, TW1 1DU,
UK.


TSS&P Ltd is to grant Global Cyber Sports.com Inc the distribution rights to the Ferrari merchandising for the North American retail market (USA and Canada) and the Internet, with exception of distri-bution to Ferrari car dealerships.

All retail distribution for Ferrari products will be subject to prior approval by TSS&P/Ferrari under the terms of their license agreement.

TSS&P Ltd will sell the merchandise to Global Cyber Sports.com Inc at the wholesale price less 35%.

TSS&P Ltd agree to supply Global Cyber Sports.com Inc, custom apparel on a cost +20% basis.

On completion of this agreement Global Cyber Sports.com Inc is to supply 75,000 shares of Global Cyber Sports.com Inc. stock (144) at a cost of US$0.076 to TSS&P Ltd.



Signed: /s/ THOMAS ORONTI                     Date:    29/3/99
       -----------------------------------         -------------------
       Mr Thomas Oronti
       Chairman of Global Cyber Sports.com



Signed: /s/ TERENCE MICHAEL CHANDLER          Date:       29/3/99
       -----------------------------------          -------------------
       Mr Terence Michael Chandler
       TSS&P

                               HEADS OF AGREEMENT
                                18 TH MARCH 1999


This agreement is between Global Cyber Sports.com Inc, 1489 W.Palmetto Park Road. Suite 497, Boca Raton, Florida 33486, USA

and

TSS&P Ltd, Twickenham Trading Estate, Rugby Road, Twickenham, TW1 1DU, UK.

TSS&P Ltd is to grant Global Cyber Sports.com Inc the distribution rights to the following Licensed Formula 1 apparel for the North American retail market (USA) and the Internet:

- Benetton
- Michael Schumacher
- Ralf Schumacher
- Damon Hill
- Giancarlo Fisichella
- Eddie Irvine
- Johnny Herbert

TSS&P Ltd will sell the merchandise to Global Cyber Sports.com Inc at the wholesale price less 35%.

On completion of this agreement Global Cyber Sports.com Inc is to supply 20,000 shares of Global Cyber Sports.com Inc. stock (144) at a cost of US$0.076 to TSS&P Ltd.



Signed: /s/ THOMAS ORONTI                    Date:     29/3/99
       ------------------------------             ------------------------
       Mr Thomas Oronti
       Chairman of Global Cyber Sports.com



Signed: /s/ TERENCE MICHAEL CHANDLER         Date:     29/3/99
       ------------------------------             ------------------------
       Mr Terence Michael Chandler
       TSS&P